Exhibit 10.42
NASTECH PHARMACEUTICAL COMPANY INC.
2000 NONQUALIFIED STOCK OPTION PLAN, 2002 STOCK OPTION PLAN, AND 2004 STOCK INCENTIVE PLAN
FORM OF AMENDMENTS TO CERTAIN GRANT AGREEMENT
     WHEREAS, incentive stock option grant agreements dated as of ___ (the “ISOs”), a nonqualified stock option grant agreement dated as of ___ (the “NQSO”) and restricted stock grant agreements dated as of ___ (the “RGAs”) (collectively, the “Agreements”) were entered into between Nastech Pharmaceutical Company Inc. (the “Company”), a Delaware corporation, and ___ (the “Grantee”); and
     WHEREAS, the Company wishes to amend the Agreements and the Grantee wishes to do the same;
     NOW THEREFORE, the undersigned do hereby agree that the following sentence shall be added at the end of Section 2 of the ISOs, at the end of Section 5.9 of the NQSA, and at the end of Section 1.3 of the RSGAs:
     Notwithstanding any provision of this Agreement to the contrary, if there is any conflict between the provisions of this Agreement and the employment agreement entered into by the Grantee and the Company effective as of                      (the “Employment Agreement”), the provision of the Employment Agreement shall control.
     IN WITNESS WHEREOF, the parties have executed these Amendments effective as of May 4, 2007.

NASTECH PHARMACEUTICAL COMPANY INC.

By:
Name:	Dr. Steven C. Quay
Title:	President and Chief Executive Officer

GRANTEE

By:
Name:
Title: